Welcome.® 2024 Morgan Stanley US Financials, Payments and CRE Conference The Huntington National Bank is Member FDIC. ®, Huntington® and Huntington. Welcome.® are federally registered service marks of Huntington Bancshares Incorporated. ©2024 Huntington Bancshares Incorporated. June 10, 2024

22024 Morgan Stanley US Financials, Payments, and CRE Conference Disclaimer CAUTION REGARDING FORWARD-LOOKING STATEMENTS The information contained or incorporated by reference in this presentation contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; the impact of pandemics and their impact on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from recent bank failures and other volatility, including potential increased regulatory requirements and costs, such as FDIC special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; rising interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; volatility and disruptions in global capital and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; and other factors that may affect the future results of Huntington. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, which are on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Huntington’s website http://www.huntington.com, under the heading “Publications and Filings” and in other documents Huntington files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

2023 Goldman Sachs US Financial Services Conference2024 Morgan Stanley US Fi an ials, Payments, and CRE Huntington: A Purpose-Driven Company 3 OUR PURPOSE We make people’s lives better, help businesses thrive, and strengthen the communities we serve OUR VISION To be the leading People-First, Digitally Powered Bank Purpose and Vision Linked to Business Strategies Guided by Through-the-Cycle Aggregate Moderate-to-Low Risk Appetite

2023 Goldman Sachs US Financial Services Conference2024 Morgan Stanley US Fi an ials, Payments, and CRE Key Messages 4 Driving sustained organic deposit and loan growth, supporting expanded net interest income from the first quarter level over the course of the year2 Accelerating fee revenue streams over the course of the year, and launching enhanced merchant acquiring capabilities4 Operating from a position of strength, leveraging robust capital and liquidity positions1 Sustaining investments in revenue growth initiatives, expanding geographic coverage and adding expertise through new commercial specialty verticals3 Strong credit performance, tracking in line with expectations, and coupled with rigorous portfolio management and disciplined client selection5 Dynamically managing through the rate environment and powering earnings expansion into 20256

2023 Goldman Sachs US Financial Services Conference2024 Morgan Stanley US Fi an ials, Payments, and CRE 0.17% Peer 8 Peer 7 Peer 4 Peer 2 Peer 6 Peer 1 Peer 3 Peer 9 HBAN Peer 10 Peer 5 Capital Adj. CET1(1) Peer Median 11.7% CET1 + ACL 12.0% Credit NCO Since 4Q21 1.66% ACL % of Loans 1.97% Peer Median Operating from a Position of Strength 5 Deposits / Liquidity -7.0%(2) Deposit Growth Since 4Q21 +5.9% Peer Median Liquidity(3) as % of Uninsured Deposits 205% Peer 2 Peer 8 Peer 4 Peer 1 Peer 7 Peer 3 Peer 10 Peer 9 Peer 5 Peer 6 HBAN See non-gaap reconciliation on slide 15 (CET1) Note: as of 1Q24 EOP unless otherwise noted See notes on Slide 17 8.5% Peer 10 Peer 9 Peer 8 Peer 5 Peer 6 Peer 7 Peer 4 HBAN Peer 3 Peer 2 Peer 1

2023 Goldman Sachs US Financial Services Conference2024 Morgan Stanley US Fi an ials, Payments, and CRE $121.9 $121.2 $120.8 $121.3 $120.4 4Q243Q242Q241Q244Q233Q232Q231Q23 Differentiated Full Year Loan Growth Outlook 6 Driving Sustained Loan Growth Cumulative Average Loan Growth versus Peers since 1Q23(1) Average Loan and Lease Growth (YoY) +1.3% YoY >5% YoY Expect Sequential Growth in 2024 +1.3% +2.2% -4.0% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 QTD Huntington Peer Median Commercial portfolios drive majority of growth: Led by existing businesses including business banking, middle market, and specialty verticals Bolstered by new expansion markets in the Carolinas and Texas and industry verticals Partially offset by continued CRE paydowns Consumer portfolios also growing: Driven by auto, RV / marine, and residential mortgage +$1.2B 2Q QTD(2) Note: $ in billions unless otherwise noted See notes on Slide 17

2023 Goldman Sachs US Financial Services Conference2024 Morgan Stanley US Fi an ials, Payments, and CRE Core balances represented majority of net growth since YE22, and core average consumer deposits have increased for 5 consecutive quarters Benefitting from a diverse and highly granular deposit base, with 70% insured deposits Continuing to drive sequential growth with a well-managed beta Driving Deposit Funding to Support Accelerating Loan Growth 7 Peer 1 Peer 2 Peer 3Peer 4 Peer 5 Peer 6 Peer 7-24 -20 -16 -12 -8 -4 0 4 8 25 30 35 40 45 50 De po sit G ro w th (% ) Deposit Beta (%) Deposit Growth vs. Total Deposit Beta(1) (4Q21 – 1Q24) 1.9% 2.4% 2.3% 5.2% 5.9% 7.6% -1.4% -3.9% -6.0% -6.4%-7.0% 4Q21 2Q22 4Q22 2Q23 4Q23 2Q24 QTD HBAN Peer Median(1) Top / Bottom Quartile(1) Cumulative Growth Rate of Average Deposits since 4Q21(2) $142.3 $145.7 $149.7 $150.7 0.03% 0.64% 2.14% 2.29% 4Q21 4Q22 4Q23 1Q24 2Q24 QTD 3Q24 4Q24 ADB HBAN Total Deposit Costs Growing Deposits with Disciplined Pricing +$2.3B 2Q QTD(2) Note: as of 1Q24 EOP unless otherwise noted See notes on Slide 17 Highlights 0.0%

2023 Goldman Sachs US Financial Services Conference2024 Morgan Stanley US Fi an ials, Payments, and CRE $1,154 $1,471 $1,327 $1,300 2.88% 3.52% 3.07% 3.01% 1Q22 4Q22 4Q23 1Q24 2Q24 3Q24 4Q24 4Q25 Net Interest Income Net Interest Margin 8 Note: $ in millions unless otherwise noted Positioned to Expand Net Interest Income Net Interest Income (FTE) and Net Interest Margin (NIM) 91.3% 86.8% 1Q23 2Q23 3Q23 4Q23 1Q24 HBAN Peer Median Highlights Proactively managing to a top quartile percentage of net interest income YoY, supported by loan growth, a well managed beta, and dynamic balance sheet management and hedging program Expect to grow spread revenues on a sequential basis quarterly Retention of Net Interest Income Dollars (1Q23 – 1Q24)(1) Peer 1 92.4% HBAN 91.3% Peer 2 91.2% Peer 3 91.0% Peer 4 87.8% Peer 5 87.2% Peer 6 86.3% Peer 7 86.0% Peer 8 83.6% Peer 9 79.6% Peer 10 77.4% Top / Bottom Quartile(1) See notes on Slide 17 CAGR (1Q22-1Q24): 6.1% Expect Modest NII Growth in Q2 and Accelerated Expansion in 2H24 and 2025

2023 Goldman Sachs US Financial Services Conference2024 Morgan Stanley US Fi an ials, Payments, and CRE 0.12% 0.07% 0.03% 0.15% 0.17% 0.19% 0.16% 0.24% 0.31% 0.30%0.14% 0.15% 0.16% 0.19% 0.22% 0.25% 0.31% 0.35% 0.38% 0.40% 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 HBAN Peer Median 1.70% 2.17% 2.09% 2.01% 1.89% 1.87% 1.87% 1.89% 1.90% 1.90% 1.93% 1.96% 1.97% 1.97% 1.51% 2.00% 1.80% 1.69% 1.60% 1.56% 1.44% 1.44% 1.45% 1.48% 1.52% 1.56% 1.62% 1.66% CECL Day 1 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 HBAN Peer Median Disciplined Credit Culture Supports Outperformance 9 Robust Client Selection and Underwriting Consumer – 44% of total loans Prime, super-prime focus with ~770 weighted average FICO(1) Proprietary custom scorecards in key businesses Over 95% of book is secured (Residential Mortgage, Home Equity, Auto) Commercial – 56% of total loans Breadth of industry verticals and diverse geographic footprint supported by rigorous client selection CRE concentration is lowest quartile(2) (10% of total loans) supported by highest quartile(2) reserve (4.6%) Multifamily: 3.8% of total loans Industrial: 1.6% of total loans Office: 1.4% of total loans Net Charge-off Ratio(3) Allowance for Credit Losses (ACL) % of Loans(3) Through the Cycle Target NCO Range (25 – 45bps) Historical Moderate-to-Low Risk Portfolio Trends and Reserves Note: as of 1Q24 EOP unless otherwise noted See notes on Slide 17

2023 Goldman Sachs US Financial Services Conference2024 Morgan Stanley US Fi an ials, Payments, and CRE New Verticals Seizing Opportunity and Adding Talented Colleagues 10 Recent Expansion Initiatives Focus on full banking relationships, Commercial led expansion, #3 projected population growth(1), #5 GDP Ranking National(2) Fund Finance Healthcare ABL Native American Financial Services Commercial Specialty Verticals Focus on full banking relationships, Commercial led expansion, #2 GDP Ranking National(3), 8th largest global economy(4) Mortgage Servicing Deposits HOA, Title, & Escrow Deposits Regional Expansion Offering new and existing sponsors range of financing options High growth industry with strong deposit levels building out healthcare expertise Financing gaming, hospitality, infrastructure, energy and natural resources, healthcare, and real estate Recent Expansions Adding 1-2 Specialty Verticals Annually See notes on slide 17 TexasCarolinas

2023 Goldman Sachs US Financial Services Conference2024 Morgan Stanley US Fi an ials, Payments, and CRE Medium-term Goal: $5B+ in deposits Customer base: HOA, title companies, healthcare facilities, and other users of robust escrow services Expanding Deposit Focused Specialty Banking Expertise 11 Medium-term Goal: $5B+ in deposits Customer base: Commercial and consumer mortgage servicers, originators, borrowers and vendors Provides cash and treasury management, tri-party agreements, and escrow services 14 colleague team located across the U.S. Provides cash and treasury management and escrow services to granular deposit base Hired leader to build out team throughout 2024 HOA, Title, & Escrow Deposits Mortgage Servicing Deposits Origination Deposits Servicer Deposits Borrowers’ Escrow Services Through the Mortgage Cycle Expansive Deposit Services HOA Services Escrow Accounts Title Companies

2023 Goldman Sachs US Financial Services Conference2024 Morgan Stanley US Fi an ials, Payments, and CRE Driving Strategic Areas of Fee Revenue Growth 12 Total Fee Revenue Mix (1Q24) Growing Capabilities Scale Player in Card and Treasury Management #3 MasterCard Debit Issuer(1) >$2T in Payments Processed Annually(2) Top 10 Real Time Payments Receiver(3) #11 ACH Receiver(4) 2023 Greenwich Excellence Award – Cash Management (Middle Market and Business Banking) All Other Noninterest Income, net 38% Wealth & Asset Mgmt 19% Payments & Cash Mgmt 31% Capital Markets & Advisory 12% Expect sequential revenue increase quarterly in 2024 and further into 2025 Serving Customers’ Payment and Cash Management Needs Significant momentum in advisory household acquisition and deepening penetration, growing relationships 8% YoY 3 Core Target Customer Sets Consumer Banking Business Banking Commercial Banking 2022 2023 2024 Established Enterprise Payments Organization Acquisition of Torana (Huntington ChoicePay) Expanded Commercial APIs Expanding Merchant Acquiring Business Payments Launch of Cash Back Credit Card Launch of Secured Credit Card See notes on slide 17

2023 Goldman Sachs US Financial Services Conference2024 Morgan Stanley US Fi an ials, Payments, and CRE Projected Outcome Bolstering Payments through Expanded Merchant Acquiring 13 Provided Referrals to Third-party Service Outsourced sales and servicing Limited integration into banking product set Single product partner and limited customization for vertical needs Resulted in low merchant penetration Current 5-Year Goal Customer Penetration >2x Integrated Capabilities with Banking Product Set Create multi-channel acquisitions and enhanced service model Drive product penetration across all customer segments Integrated into core banking value proposition and digital experience Opportunity to capture synergies with deposits and embedded lending Offer vertical specific solutions and embedded payments Scaling Business with New Operating Model to Capture Customer Opportunity Current 5-Year Goal Revenue Opportunity >4x Prior Out-sourced Model: In-house Model:

2023 Goldman Sachs US Financial Services Conference2024 Morgan Stanley US Fi an ials, Payments, and CRE 14 2024 Outlook FY24 vs. FY23 Commentary Guidance as of 4/19/24 Guidance as of 6/10/24 Average Loans FY23 Baseline = $120.9 billion Up 3% - 5% Up 3% - 4% Reflective of accelerated loan growth, while optimizing for returns Average Deposits FY23 Baseline = $147.4 billion Up 2% - 4% Up 3% - 4% Acquiring and deepening primary bank relationships, driving deposit gathering to support 2H24 and 2025 growth Net Interest Income FY23 Baseline = $5.481 billion Down 2% - Up 2% Down 1% - 4% Expect sequential increases from 1Q24 level, accelerating into 2H24 and 2025 Noninterest Income (ex-Notable Items, MTM-PF Swaptions, and CRT) Non-GAAP FY23 Baseline = $1.889 billion Up 5% - 7% Up 5% - 7% Continued execution on key focus areas including capital markets, payments and wealth management Noninterest Expense (ex-Notable Items) Non-GAAP FY23 Baseline = $4.291 billion Up ~4.5% Up ~4.5% Driven by organic growth and technology / data investments; exiting ‘24 at low single digit growth run rate Net Charge-offs Full Year 2024: 25 - 35 bps Full Year 2024: 25 - 35 bps In the lower half of long term, through the cycle target range of 25 - 45bps Effective Tax Rate ~19% ~19% Other Assumptions Assumes consensus economic outlook See non-gaap reconciliations on slide 16. (Noninterest Income, Noninterest Expense). The reconciliation with respect to forward-looking non-GAAP measures is expected to be consistent with the actual non-GAAP reconciliations.

2023 Goldman Sachs US Financial Services Conference2024 Morgan Stanley US Fi an ials, Payments, and CRE 15 Non-GAAP Reconciliation Common Equity Tier 1 (CET1) CET1 – ACL Impact ($ in millions) 1Q24 Common Equity Tier 1 (A) $14,284 Add: allowance for credit losses (ACL) 2,415 Adjusted Common Equity Tier 1 (B) $16,699 Risk Weighted Assets (C) $139,616 Common Equity Tier 1 ratio (A/C) 10.2% CET1 Adjusted for ACL ratio (B/C) 12.0% ACL Impact 1.8% CET1 – AOCI Impact ($ in millions) 1Q24 Common Equity Tier 1 (A) $14,284 Add: accumulated other Comprehensive income (loss) (AOCI) (2,879) Less: cash flow hedge (436) Adjusted Common Equity Tier 1 (B) $11,841 Risk Weighted Assets (C) $139,616 Common Equity Tier 1 ratio (A/C) 10.2% Adjusted CET1 Ratio (B/C) 8.5% AOCI impact adjusted for cash flow hedges on loan portfolio 1.7%

2023 Goldman Sachs US Financial Services Conference2024 Morgan Stanley US Fi an ials, Payments, and CRE Non-GAAP Reconciliation Noninterest Income, Noninterest Expense Noninterest Income ($ in millions) 1Q23 2Q23 3Q23 4Q23 Noninterest income (GAAP) $512 $495 $509 $405 Less: Notable Items, pre-tax 57 -- -- -- Less: Mark-to-market on pay-fixed swaptions (1) 18 33 (74) Less: CRT -- -- -- (2) Adjusted Noninterest expense (Non-GAAP) $456 $477 $476 $481 Noninterest Expense ($ in millions) 1Q23 2Q23 3Q23 4Q23 Noninterest expense (GAAP) $1,086 $1,050 $1,090 $1,348 Less: Notable Items, pre-tax 42 -- 15 226 Adjusted Noninterest expense (Non-GAAP) $1,044 $1,050 $1,075 $1,122 16

2023 Goldman Sachs US Financial Services Conference2024 Morgan Stanley US Fi an ials, Payments, and CRE 17 Notes Slide 5: (1) AOCI adjustment aligned to the GSIB reporting requirement - exclusion of AOCI adjusted for cash flow hedges on loan portfolio. (2) Average deposit growth 4Q21-1Q24. Source: S&P Global Market Intelligence and filings - Peers include CMA, FITB, KEY, PNC, RF, TFC, ZION; excludes banks impacted by mergers (CFG, USB and MTB) (3) Liquidity is cash and cash equivalents and available contingent borrowing capacity at the Federal Reserve & FHLB. Slide 6: (1) Average loan growth 1Q23-1Q24 Source: S&P Global – Includes all peers: CMA, FITB, ZION, KEY, MTB, PNC, RF, TFC, CFG, and USB. (2) QTD average through May 31, 2024. Slide 7: (1) Source: S&P Global Market Intelligence and filings - Peers include CMA, FITB, KEY, PNC, RF, TFC, ZION; excludes banks impacted by mergers (CFG, USB and MTB) (2) QTD average through May 31, 2024 Slide 8: (1) Source: S&P Global Market Intelligence and filings - Includes all peers: CMA, FITB, ZION, KEY, MTB, PNC, RF, TFC, CFG, and USB Slide 9: (1) As of April 2024. (2) Source: Company First Quarter 2024 Form 10Q's. Includes publicly listed US-based banks with >$50 billion in assets as of 1Q24 if data was available for both the CRE concentration and CRE reserve ratio. Excludes BHC's primarily classified as card issuers or adjacent to a depository institution. CRE Concentration and CRE Reserves based on SEC financials where available. (3) Source: Company Financials. Includes all peers: CMA, FITB, ZION, KEY, MTB, PNC, RF, TFC, CFG, and USB. Slide 10: (1) Average projected population growth by number from 2024-2029. Source: S&P Global Market Intelligence (2) Combined North Carolina and South Carolina GDP contribution to total US economy in 2023. Source: Preliminary results U.S Bureau of Economic Analysis (3) Texas GDP contribution to total US economy in 4Q23. Source: Preliminary results U.S Bureau of Economic Analysis (4) Source: ‘Texas Economic Snapshot’ – Office of the Texas Governor website Slide 12: (1) Nilson Report, 2023 (2) For the year 2023. (3) RTP: Real Time Payments - TCH Payments Authority, 2024 (4) ACH Receiver - NACHA, 2023